Exhibit 10.14G

SEVENTH AMENDMENT

to

EMPLOYMENT AGREEMENT

among

CSG SYSTEMS INTERNATIONAL, INC.

and

CSG SYSTEMS, INC.

and

NEAL C. HANSEN

This Seventh Amendment to Employment Agreement (the “Amendment”) is made this 7th day of June, 2005, among CSG SYSTEMS INTERNATIONAL, INC. (“CSGS”), a Delaware corporation, CSG SYSTEMS, INC. (“Systems”), a Delaware corporation, and NEAL C. HANSEN (“Hansen”). CSGS and Systems collectively are referred to in this Amendment and the Employment Agreement referred to below as the Companies.

*  *  *

WHEREAS, the Companies and the Executive entered into an Employment Agreement dated November 17, 1998 (the “Employment Agreement”); and

WHEREAS, the Employment Agreement has been amended by First, Second, Third, Fourth, Fifth, and Sixth Amendments to the Employment Agreement dated June 30, 2000, April 29, 2002, August 30, 2002, November 15, 2002, December 20, 2004, and March 8, 2005, respectively; and

WHEREAS, the Companies and the Executive now desire to amend the Fifth Amendment (dated December 20, 2004) to the Employment Agreement by deleting Paragraph 2 of such Fifth Amendment;

NOW, THEREFORE, in consideration of the foregoing recitals and the respective covenants and agreements of the parties contained in this document, the Companies and the Executive agree as follows:

1. Effective immediately, Paragraph 2 of the Fifth Amendment (dated December 20, 2004) to the Employment Agreement hereby is deleted in its entirety from such Fifth Amendment and shall have no further force or effect. The deletion of Paragraph 2 from such Fifth Amendment shall in no way reduce, diminish, or otherwise affect the respective rights and obligations of Hansen and the Companies set forth in the other provisions of such Fifth Amendment, as amended by the Sixth Amendment (dated March 8, 2005) to the Employment Agreement.

2. Upon execution of this Seventh Amendment by the parties, any subsequent reference to the Employment Agreement between the parties shall mean the Employment

Agreement as amended by the Second, Third, Fourth, Fifth, Sixth, and this Seventh Amendment (the First Amendment having been superseded by the Second Amendment). As amended by the Second, Third, Fourth, Fifth, Sixth, and this Seventh Amendment, the Employment Agreement shall continue in full force and effect according to its terms until the Employment Agreement, as so amended, is terminated (except for those obligations referred to in Paragraph 9 of the Fifth Amendment which will survive such termination and continue to be enforceable) pursuant to the Fifth Amendment to the Employment Agreement.

IN WITNESS WHEREOF, each of the parties has executed this Seventh Amendment to Employment Agreement as of the date first above written.

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Edward C. Nafus
Edward C. Nafus, President and Chief
Executive Officer

CSG SYSTEMS, INC.

By:	/s/ Edward C. Nafus
Edward C. Nafus, President and Chief
Executive Officer

/s/ Neal C. Hansen
Neal C. Hansen